Exhibit 10.9

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WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

and

RUBIUS THERAPEUTICS, INC.

EXCLUSIVE PATENT LICENSE AGREEMENT

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TABLE OF CONTENTS

R E C I T A L S		1
1 .	DEFINITIONS	2
2 .	GRANT OF RIGHTS	7
3 .	COMPANY DILIGENCE OBLIGATIONS	11
4 .	ROYALTIES AND PAYMENT TERMS	13
5 .	REPORTS AND RECORD KEEPING	18
6 .	PATENT PROSECUTION	20
7 .	INFRINGEMENT	21
8 .	PATENT CHALLENGE	23
9 .	INDEMNIFICATION AND INSURANCE	25
10 .	REPRESENTATIONS AND WARRANTIES	26
11 .	ASSIGNMENT	27
12 .	GENERAL COMPLIANCE WITH LAWS	27
13 .	TERMINATION	29
14 .	DISPUTE RESOLUTION	31
15 .	CONFIDENTIALITY	32
16 .	MISCELLANEOUS	33
APPENDIX A		34
APPENDIX B		38
APPENDIX C		39
APPENDIX D		40

i

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WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH
EXCLUSIVE PATENT LICENSE AGREEMENT

This Agreement, effective as of January 28, 2016, (the “EFFECTIVE DATE”), is by and between the Whitehead Institute for Biomedical Research (“WHITEHEAD”), a Delaware corporation, with a principal office at Nine Cambridge Center, Cambridge, MA 02142, and Rubius Therapeutics, Inc. (“COMPANY”), formerly known as VL26, Inc., a Delaware corporation, with a principal place of business at 620 Memorial Drive, Suite 100 West, Cambridge, MA 02139.

R E C I T A L S

WHEREAS, WHITEHEAD is the owner of certain PATENT RIGHTS (as later defined herein), including [***] entitled “[***]” by [***]; and [***] entitled “[***]” by [***];

WHEREAS, WHITEHEAD received a subcontract from [***] under the Defense Advanced Research Projects Agency Agreement No. [***] (the “DARPA Award”), which funded research resulting in [***];

WHEREAS, WHITEHEAD has the right to grant licenses under the PATENT RIGHTS, subject to a royalty-free, nonexclusive, nontransferable license to practice the PATENT RIGHTS reserved by the United States Government, and subject to a worldwide, irrevocable, nonexclusive, royalty-free right to use [***] of the PATENT RIGHTS reserved by [***] for research and development purposes;

WHEREAS, WHITEHEAD desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license thereunder; and

WHEREAS, COMPANY has represented to WHITEHEAD, to induce WHITEHEAD to enter into this Agreement, that COMPANY shall commit itself to a program of exploiting the PATENT RIGHTS so that public utilization will result therefrom; and

WHEREAS, COMPANY desires to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, WHITEHEAD and COMPANY hereby agree as follows:

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1.                                      DEFINITIONS

1.1                               “AFFILIATE” means any legal entity (such as a corporation, partnership, or limited liability company) that is controlled by COMPANY, and which Company has designated in a written communication to WHITEHEAD as an AFFILIATE under this Agreement.  For the purposes of this definition, the term “control” means (i) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities or (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities.

1.2                               “FIELD” means all fields.

1.3                               “FIRST COMMERCIAL SALE” in a country means the first sale of a LICENSED PRODUCT in such country that results in a NET SALE subject to royalties hereunder.

1.4                               “IMPROVEMENTS” means any new inventions created after the EFFECTIVE DATE and until [***] months ([***]) from the EFFECTIVE DATE and no longer:  (i) which WHITEHEAD owns or has rights to license; and (ii) that are from the activities at WHITEHEAD of [***], and/or others working under his/their supervision; and (iii) not included in the PATENT RIGHTS; and (iv) are fully or partially dominated by one or more VALID CLAIMS and whose practice infringes or is required to practice one or more VALID CLAIMS.  For the purpose of illustration and not limitation, IMPROVEMENTS may include immortalization, improved expansion, novel fusion partners, novel proteins and/or applications, etc., pertaining to red blood cells and the expression of proteins in and on red blood cells.

1.5                               “IND” means, with respect to a particular LICENSED PRODUCT, an Investigational New Drug application submitted to the FDA, or a corresponding application filed with any other regulatory agency, seeking approval to begin tests of a new drug in human subjects.

1.6                               “LICENSED PROCESS” means any process that, absent the license granted hereunder, would infringe one or more VALID CLAIMS or which uses a LICENSED PRODUCT as defined in Section 1.7(i), below.

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1.7                               “LICENSED PRODUCT” means any product that, in whole or in part, (i) absent the license granted hereunder, would infringe one or more VALID CLAIMS; or (ii) is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

1.8                               “MARKETING APPROVAL” means receipt of all approvals, licenses, registrations, or authorizations of any federal, state, or local regulatory agency, department, bureau, or other governmental entity, including but not limited to pricing approvals, necessary for the marketing and sale of LICENSED PRODUCTS, as applicable, in a country or regulatory jurisdiction in the TERRITORY.

1.9                               “NDA” means a New Drug Application submitted to the FDA seeking approval to market and sell a LICENSED PRODUCT in the United States of America, or a corresponding application filed with any other regulatory agency seeking approval to market and sell a LICENSED PRODUCT in a country in the TERRITORY.

1.10                        “NET SALES” means the gross amount billed by COMPANY and its AFFILIATES and SUBLICENSEES for LICENSED PRODUCTS to a third party who is neither COMPANY, an AFFILIATE nor SUBLICENSEE, less the following:

(i)                                     customary trade, quantity, cash or other discounts to the extent actually allowed and taken;

(ii)                                  amounts repaid or credited by reason of rejection or return, charge-backs or rebates;

(iii)                               to the extent separately stated on purchase orders, invoices, or other documents of sale, any taxes or other governmental charges levied on the production, sale, transportation, delivery, or use of a LICENSED PRODUCT which is paid by or on behalf of COMPANY or any AFFILIATE or SUBLICENSEE;

(iv)                              outbound transportation costs prepaid or allowed and costs of insurance in transit;

(v)                                 discounts, rebates or other payments required by law to be made under Medicaid, Medicare or other governmental special medical assistance programs, to the extent actually allowed and taken.

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No deductions will be made for commissions paid to individuals whether they are with independent sales agencies or regularly employed by COMPANY and on its payroll, or for cost of collections.  NET SALES will occur on the date of billing for a LICENSED PRODUCT.  If a LICENSED PRODUCT is distributed for non-cash consideration, NET SALES will be calculated based on the fair market value of such non-cash consideration received by COMPANY, an AFFILIATE or SUBLICENSEE.  For clarity, transfer of a LICENSED PRODUCT within COMPANY or between or among COMPANY and any of its AFFILIATES or SUBLICENSEES shall not be considered a NET SALE hereunder, except where the transferee is an end user of such LICENSED PRODUCT.  Transfers of LICENSED PRODUCT to third parties in connection with clinical trials, early access programs (such as to provide patients with LICENSED PRODUCT prior to regulatory approval pursuant to treatment INDs or protocols, named patient programs, compassionate use programs or any similar uses), humanitarian and charitable donations or indigent programs, shall be excluded from NET SALES.

Non-monetary consideration may be accepted by COMPANY, any AFFILIATE, or any SUBLICENSEE for any LICENSED PRODUCT subsequent to or concurrently with written notification to WHITEHEAD describing such non-monetary consideration.  NET SALES includes the fair-market value of any non-cash consideration from sale of LICENSED PRODUCT received by COMPANY or AFFILIATES, calculated in accordance with this Section 1.10.

1.11                        “PATENT CHALLENGE” means a challenge to the validity, patentability or enforceability of any of the PATENT RIGHTS (as defined below) or otherwise opposing the validity, patentability or enforceability of any of the PATENT RIGHTS, including without limitation a declaratory judgment of invalidity or unenforceability, an inter partes review (IPR) application or an inter partes reexamination application.

1.12                        “PATENT RIGHTS” means:

(i)                                     the United States and international patents listed on Appendix A:

(ii)                                  the United States and international patent applications and/or provisional applications listed on Appendix A and the resulting patents;

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(iii)                               any patent applications resulting from the provisional applications listed on Appendix A, and any divisional, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on Appendix A and of such patent applications that claim priority from or result from the provisional applications listed on Appendix A (including any related provisional patent applications filed during the one-year pendency of such provisional applications listed on Appendix A, provided it names [***] at WHITEHEAD as an inventor(s) and WHITEHEAD has an ownership interest therein), to the extent the claims are directed to subject matter specifically described in the patent applications listed on Appendix A, and the resulting patents;

(iv)                              any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (i), (ii), and (iii) above; and

(v)                                 international (non-United States) patent applications filed after the EFFECTIVE DATE and the relevant international equivalents to divisional, continuations, continuation-in-part applications and continued prosecution applications of the patent applications to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in (i), (ii), (iii), and (iv) above, and the resulting patents, and the relevant international equivalents of reissues, reexaminations, or extensions of such patents.

1.13                        “PHASE I TRIAL” means a clinical study of the first introduction of a LICENSED PRODUCT into a human subject under an IND.

1.14                        “PHASE III TRIAL” means a clinical study of a LICENSED PRODUCT in human subjects that is “adequate and well controlled”, as defined in 21 CFR § 314.126, for the purpose of gathering the definitive information about efficacy, dosage, and safety in the proposed therapeutic indication that is needed for the FDA or other appropriate regulatory agency to evaluate the overall benefit-risk relationship of the LICENSED PRODUCT in order to grant (or deny) approval to market the drug, or a clinical study of a LICENSED PRODUCT that otherwise is described in 21 CFR § 312.21(c).

1.15                        “REPORTING PERIOD” will begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

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1.16                        “SUBLICENSE” means any sublicense granted by COMPANY or an AFFILIATE or SUBLICENSEE of any of the rights granted to COMPANY and AFFILIATES under Section 2.1.

1.17                        “SUBLICENSE INCOME” means any payments that COMPANY or AFFILIATE receives from a SUBLICENSEE (whether received by COMPANY or an AFFILIATE from a direct SUBLICENSEE of COMPANY or an AFFILIATE or from a SUBLICENSEE down multiple tiers) specifically in consideration of the SUBLICENSE, including without limitation upfront fees, license fees, milestone payments, annual license maintenance fees, distribution or joint marketing fees, and premiums above the fair-market value on bona fide equity investments, debt, or other types of investments in the COMPANY or any AFFILIATE.  Notwithstanding the foregoing, SUBLICENSE INCOME shall not include:  (i) royalties on NET SALES; (ii) payments received from a SUBLICENSEE or any of its affiliates for bona fide security investments, debt or other types of investments in the COMPANY or any AFFILIATE, including the right to acquire COMPANY’S or AFFILIATE’S securities in the future, such as warrants, convertible debt and the like (other than premiums above the fair-market value of such investments, debt or other types of investments as of the date of receipt of such payments), or (iii) reimbursement by a SUBLICENSEE of future bona fide research, development, manufacturing, and commercialization costs actually incurred (including, without limitation, payments for FTEs).  COMPANY and AFFILIATES will be entitled to reduce any fees payable to WHITEHEAD for SUBLICENSE INCOME by the amount of any payments paid or due to WHITEHEAD for the same milestone(s) achieved by COMPANY, AFFILIATES or SUBLICENSEES for sublicensed LICENSED PRODUCTS and for patent costs paid to COMPANY or AFFILIATES as reimbursement of amounts owed to WHITEHEAD.  For the avoidance of doubt, the limitation of Milestone Payments due to WHITEHEAD under Section 4.1(c) does not limit the amount payable as SUBLICENSE INCOME.

1.18                        “SUBLICENSEE” means any non-AFFILIATE entity granted a SUBLICENSE of the rights granted to COMPANY under Section 2.1.

1.19                        “TERM” means the term of this Agreement, which will commence on the EFFECTIVE DATE and will remain in effect until the expiration or abandonment of all issued

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patents and filed patent applications within the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of this Agreement.

1.20                        “TERRITORY” means worldwide.

1.21                        “VALID CLAIM” means a claim in (i) an issued and unexpired patent within the PATENT RIGHTS, which claim has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; or (ii) a pending patent application under the PATENT RIGHTS which (A) has not been abandoned or finally disallowed without possibility of appeal or re-filing of such application and (B) solely for purposes of payments under this Agreement, has not been pending for more than the shorter of (1) [***] years from the date such application was first examined or (2) [***] years from its earliest priority date.  The invalidity of a particular claim in one or more countries shall not invalidate such claim in the remaining countries of the TERRITORY if it otherwise meets the definition of VALID CLAIM.

2.                                      GRANT OF RIGHTS

2.1                               License Grants.  Subject to the terms of this Agreement, WHITEHEAD hereby grants to COMPANY and its AFFILIATES for the TERM an exclusive, royalty-bearing license under the PATENT RIGHTS to research, develop, make, have made, use, sell, have sold, offer to sell, lease, and import LICENSED PRODUCTS in the FIELD in the TERRITORY and to develop and perform LICENSED PROCESSES in the FIELD in the TERRITORY.

2.2                               Sublicenses.  Provided that COMPANY maintains an exclusive license to the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY (and its AFFILIATES) will have the right to grant, through multiple tiers, SUBLICENSES; provided however that such multiple-tier SUBLICENSES shall be consistent with the provisions herein with respect to SUBLICENSES.  COMPANY shall, or shall require its AFFILIATES and SUBLICENSEES to, incorporate terms and conditions into its SUBLICENSE agreements sufficient to enable COMPANY to comply with this Agreement.  COMPANY shall also, or shall require its AFFILIATES and SUBLICENSEES to, include provisions in all SUBLICENSES to provide that in the event that SUBLICENSEE brings a PATENT CHALLENGE against WHITEHEAD or

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assists another party in bringing a PATENT CHALLENGE against WHITEHEAD (except as required under a court order or subpoena) then COMPANY may terminate the SUBLICENSE, to the extent such termination is enforceable in accordance with applicable laws.

COMPANY shall furnish WHITEHEAD with a fully signed photocopy of any SUBLICENSE agreement between COMPANY or an AFFILIATE, on the one hand, and a SUBLICENSEE, on the other hand, within [***] days of its effective date, which copies may be reasonably redacted except for matters relevant to COMPANY’S obligations or WHITEHEAD’S rights under this Agreement.  WHITEHEAD shall treat any such copies of SUBLICENSE agreements as Information in accordance with Article 15 of this Agreement.

COMPANY shall provide written notification to WHITEHEAD within [***] days of the effective date of multiple-tier SUBLICENSE (i.e., a SUBLICENSEE sublicensing PATENT RIGHTS to a third party).  COMPANY shall provide information to WHITEHEAD related to the parties of such agreement, grant of rights, and payments due to COMPANY or an AFFILIATE from such SUBLICENSEE as it relates to SUBLICENSE INCOME.

Upon termination of this Agreement for any reason, any SUBLICENSEE not then in default will have the right to seek a direct license from WHITEHEAD under rights and terms substantially identical to the SUBLICENSE rights and terms which COMPANY previously granted to such SUBLICENSEE, where such SUBLICENSEE will pay WHITEHEAD as if it were COMPANY under the terms of this Agreement.  WHITEHEAD agrees to execute such direct license and any non-identical terms in good faith under reasonable terms and conditions.

2.3                               Mandatory Sublicensing.  Beginning [***] years from the EFFECTIVE DATE, if WHITEHEAD receives a bona fide request from a third party for a sublicense to the PATENT RIGHTS to develop, make, have made, use, sell, offer to sell, lease, and import a LICENSED PRODUCT or LICENSED PROCESS, which proposed product or process (“PROPOSED PRODUCT”) is not directly competitive with any LICENSED PRODUCT or LICENSED PROCESS that is being, or is planned to be, researched, developed or commercialized by, or with the then current business interests of, COMPANY or an AFFILIATE or SUBLICENSEE, then COMPANY shall enter into good-faith negotiations toward granting at least a non-exclusive sublicense, limited to the proposed field only, to such third party for such third party’s

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PROPOSED PRODUCT.  COMPANY obligation to negotiate will extend for up to [***] but not thereafter.

2.4                               U.S. Manufacturing.  To the extent required by applicable law, COMPANY agrees that any LICENSED PRODUCTS used or sold in the United States will be manufactured substantially in the United States.  If requested, WHITEHEAD agrees to provide reasonable assistance to COMPANY, its AFFILIATES or SUBLICENSEES, as applicable, to seek a waiver from this requirement from the applicable federal agency.

2.5                               Retained Rights.

(a)                                 WHITEHEAD.  WHITEHEAD retains the right to practice under the PATENT RIGHTS for research, teaching, and educational purposes including sponsored research and collaborations.

(b)                                 Academic and Not-For-Profit Research Institutes.  WHITEHEAD retains the right to grant non-exclusive licenses to academic and not-for-profit research institutes to practice under the PATENT RIGHTS for research, teaching, and educational purposes only; excluding use in sponsored research.

(c)                                  Federal Government.  COMPANY acknowledges that the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any PATENT RIGHTS as set forth in 35 U.S.C. §§ 201-211 and Executive Order 12591 and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

(d)                                 [***] License.  COMPANY acknowledges that [***], under the DARPA Award, retains a worldwide, irrevocable, non-exclusive, royalty-free right to use [***] of the PATENT RIGHTS for research and development purposes.

(e)                                  License to COMPANY Exclusive.  Neither the rights described in Sections 2.5(a)-(d), nor the granting of any SUBLICENSE, shall be deemed to make COMPANY’S rights in the PATENT RIGHTS in the FIELD in the TERRITORY non-exclusive

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or otherwise less than exclusive for purposes of those provisions that pertain only while COMPANY has an exclusive license.

2.6                               IMPROVEMENTS.  Provided that COMPANY is not then in default or breach of this Agreement, and subject to (a) WHITEHEAD’S obligations under conflict of interest regulations or guidelines from the federal government, (b) policies of WHITEHEAD or (c) WHITEHEAD’S obligations under the [***] or to the U.S. Government, WHITEHEAD hereby grants to COMPANY a first exclusive option to negotiate an exclusive or non-exclusive license to WHITEHEAD’S ownership rights, and any other rights that WHITEHEAD has the right to license, to all IMPROVEMENTS (“OPTION”), whether or not such IMPROVEMENTS arise from work performed under any third-party corporate sponsorship (other than the [***]).  For the purpose of this Section 2.6, “[***]” is the scientific research collaboration agreement between WHITEHEAD and [***], as in effect on the EFFECTIVE DATE, limited to those research projects in the laboratory of [***] performed with funds from [***], to WHITEHEAD pursuant to such agreement, as delineated by WHITEHEAD’S internal records.

The OPTION must be exercised within [***] days from the date of disclosure of any such IMPROVEMENT to COMPANY and the resulting license will be incorporated into this Agreement as an amendment to the PATENT RIGHTS definition.  COMPANY shall agree with WHITEHEAD on the field(s) for such IMPROVEMENT and terms which are reasonable and appropriate in licenses between industry and academic institutions, to-be negotiated in good faith within [***] days of exercising the OPTION (the “Negotiation Period”), which will be added to the COMPANY’S diligence obligations under Article 3 with respect to such IMPROVEMENTS, and COMPANY and WHITEHEAD shall timely amend Appendix A to include all relevant information for such IMPROVEMENT.  Should no license result from this process, WHITEHEAD will be free to license IMPROVEMENTS to any third party, provided however, during [***] after the end of the Negotiation Period for such IMPROVEMENT, WHITEHEAD shall not license such IMPROVEMENT to any third party on terms that are more favorable to the third party, alone or in the aggregate, than the terms last offered to COMPANY.

2.7                               No Additional Rights.  Nothing in this Agreement will be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology or patent

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rights of WHITEHEAD or any other entity other than the PATENT RIGHTS, and IMPROVEMENTS as provided in Section 2.6, regardless of whether such technology or patent rights shall be dominant or subordinate to any PATENT RIGHTS.

3.                                      COMPANY DILIGENCE OBLIGATIONS

3.1                               COMPANY shall use commercially reasonable efforts, or shall cause its AFFILIATES and SUBLICENSEES to use commercially reasonable efforts, to develop at least one (1) LICENSED PRODUCT or LICENSED PROCESS and to introduce at least one (1) LICENSED PRODUCT or LICENSED PROCESS into the commercial market; thereafter, COMPANY or its AFFILIATES or SUBLICENSEES shall use commercially reasonable efforts to make LICENSED PRODUCTS or LICENSED PROCESSES reasonably available to the public.  Specifically, COMPANY or AFFILIATE or SUBLICENSEE shall fulfill the following obligations:

(i)                                     Within [***] months after the EFFECTIVE DATE, COMPANY shall furnish WHITEHEAD with a written research and development plan describing the major tasks to be achieved in order to bring to market a LICENSED PRODUCT or LICENSED PROCESS, specifying the resources to be devoted to such commercialization effort.

(ii)                                  Within [***] days after [***], COMPANY shall furnish WHITEHEAD with a written report (consistent with Section 5.1(a)) on the progress of its efforts during [***] to develop and commercialize a LICENSED PRODUCT or LICENSED PROCESS.  The report shall also contain a discussion of intended efforts and sales projections for the year in which the report is submitted.  At WHITEHEAD’S request, COMPANY will provide its commercially diligent assessment on embodiments of PATENT RIGHTS.

(iii)                               Within [***] years after the EFFECTIVE DATE, COMPANY, AFFILIATE, or SUBLICENSEE shall file an IND for a LICENSED PRODUCT.

In the event that COMPANY, AFFILIATE, or SUBLICENSEE, alone or together, has not performed Section 3.1(iii), and such failure is because of a bona fide and documented scientific, technical, or regulatory issue, then WHITEHEAD and COMPANY shall negotiate in good faith a reasonable extension of time for COMPANY, AFFILIATE, or SUBLICENSEE to

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achieve the specific obligation, and WHITEHEAD will not unreasonably deny or condition such extension.  If the parties are unable to agree on the length of such extension of time, then the matter will be resolved in accordance with Article 14.

Subject to the immediately preceding paragraph, in the event that COMPANY, AFFILIATE, or SUBLICENSEE, alone or together, has not performed Sections 3.1(i) through (iii), then WHITEHEAD may treat such failure as a material breach in accordance with Section 13.3(b).

3.2                               Diligence Requirements.  If, in any calendar year, COMPANY, AFFILIATE, or SUBLICENSEE, alone or together, has performed any one of the following with respect to a LICENSED PRODUCT, then COMPANY shall be deemed to have complied with COMPANY’S obligations under this Section 3.2 with respect to a LICENSED PRODUCT:

(i)                                     has expended a minimum of [***] for research, development, manufacture or commercialization of a LICENSED PRODUCT annually;

(ii)                                  is actively conducting a PHASE I TRIAL, Phase II trial, and/or PHASE III TRIAL with respect to a LICENSED PRODUCT;

(iii)                               is preparing or has prepared documents for filing an NDA with respect to a LICENSED PRODUCT within [***] years of completion of a PHASE III TRIAL;

(iv)                              has filed or is pursuing an NDA for MARKETING APPROVAL for a LICENSED PRODUCT;

(v)                                 has received MARKETING APPROVAL for a LICENSED PRODUCT; or

(vi)                              a LICENSED PRODUCT is launched or is being sold.

In the event that COMPANY, AFFILIATE, or SUBLICENSEE, alone or together, has not performed at least one of Sections 3.2(i) through (vi) during such calendar year with respect to a LICENSED PRODUCT, then, subject to COMPANY’S rights in the second paragraph of Section 3.1, WHITEHEAD may treat such failure as a material breach in accordance with Section 13.3(b).

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4.                                      ROYALTIES AND PAYMENT TERMS

4.1                               Consideration for Grant of Rights.

(a)                                 License Issue Fee and Patent Cost Reimbursement.  COMPANY shall pay to WHITEHEAD within [***] days of the EFFECTIVE DATE a license issue fee of [***], and such amounts required as reimbursement in accordance with Section 6.3, relating to actual expenses incurred as of the EFFECTIVE DATE in connection with obtaining the PATENT RIGHTS.  These payments are nonrefundable.

(b)                                 License Maintenance Fees.  COMPANY shall pay to WHITEHEAD the following license maintenance fees on January 1 of each year set forth below:

Year	Maintenance Fee
[***]	[***]
[***]	[***]
[***]	[***]

This license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES earned during the same calendar year and any milestone payments in the same calendar year, if any.  License maintenance fees paid in excess of running royalties and milestone payments due in such calendar year will not be creditable to amounts due for future years.

(c)                                  Milestone Payments.  COMPANY shall pay to WHITEHEAD the following milestone payments upon first achievement of the following milestones for a LICENSED PRODUCT whether by COMPANY, AFFILIATE, or SUBLICENSEE.  These milestone payments are nonrefundable, and each milestone is [***]:

(i)                                     [***] upon initiation of pre-IND enabling toxicology study.

(ii)                                  [***] upon the first dosing in a PHASE I TRIAL.

(iii)                               [***] upon the first dosing in a PHASE III TRIAL.

(iv)                              [***] upon MARKETING APPROVAL in USA or European Union.

(v)                                 [***] upon MARKETING APPROVAL in USA or European Union for second LICENSED PRODUCT or second indication for first LICENSED PRODUCT.

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(vi)                              [***] upon MARKETING APPROVAL in Japan.

For the avoidance of doubt, the limitation of milestone payments in this Section 4.1(c) will not limit the amount of SUBLICENSE INCOME due to WHITEHEAD from the achievement of milestones.

(d)                                 Running Royalties:  COMPANY shall pay to WHITEHEAD a running royalty of [***] on NET SALES of LICENSED PRODUCTS by COMPANY, AFFILIATES, and SUBLICENSEES.

On a LICENSED PRODUCT-by-LICENSED PRODUCT and country-by-country basis, running royalties will commence on the date of FIRST COMMERCIAL SALE of such LICENSED PRODUCT in such country and will continue until the expiration of the last VALID CLAIM that would be infringed by the sale of such LICENSED PRODUCT in such country.  Thereafter, the license for such LICENSED PRODUCT in such country will be fully paid up, royalty-free, perpetual and irrevocable.  Running royalties will be payable for each REPORTING PERIOD and will be due to WHITEHEAD within [***] days of the end of each REPORTING PERIOD.

(e)                                  Royalty Offset.  If COMPANY, or an AFFILIATE is obligated to pay royalties to one or more third parties in order to obtain a license or similar right necessary to make, have made, use, sell, have sold, offer to sell, lease, or import a LICENSED PRODUCT, and COMPANY or an AFFILIATE actually pays said third-party royalties, COMPANY will be entitled to credit up to [***] of the amounts actually paid to such third parties against the royalties due to WHITEHEAD under this Agreement in the same REPORTING PERIOD, provided, however, that in no event shall the royalty payments under Section 4.1 (d) be reduced to less than [***] of NET SALES of such LICENSED PRODUCT in such REPORTING PERIOD; provided, further, that such offset shall only be available in connection with such payments to third party(ies) pursuant to agreements that permit a similar right of offset against royalties payable thereunder as a result of royalties payable to WHITEHEAD for the PATENT RIGHTS under this Section.

For clarification, COMPANY may only offset royalties paid to third parties from the sales in the same country as the royalties due to WHITEHEAD.  For example, if COMPANY

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owes royalties to third parties for NET SALES in country Y and country Z, and COMPANY owes royalties to WHITEHEAD for NET SALES in country Y, COMPANY may only offset third-party royalties on NET SALES from country Y against royalties due to WHITEHEAD for NET SALES in country Y.

(f)                                   Sharing of SUBLICENSE INCOME.  COMPANY shall pay WHITEHEAD the following percentage of all SUBLICENSE INCOME received by COMPANY or AFFILIATES.  Such amount will be payable for each REPORTING PERIOD and will be due to WHITEHEAD within [***] days of the end of each REPORTING PERIOD.

•                  [***], for SUBLICENSES effective before [***].

•                  [***], for SUBLICENSES effective after [***], but prior to [***].

•                  [***], for SUBLICENSES effective thereafter.

To the extent that other patent rights, other intellectual property rights or other rights or obligations are granted to a SUBLICENSEE, other than PATENT RIGHTS which are sublicensed hereunder, by COMPANY or AFFILIATES, the consideration received by COMPANY will, subject to this Section 4.1(f), be equitably apportioned between the PATENT RIGHTS and those other rights and obligations, and such apportionment will be reasonable and in accordance with customary standards in the industry, such that only the portion of consideration received from the third party that is reasonably attributable to the SUBLICENSE of rights under the PATENT RIGHTS shall be considered SUBLICENSE INCOME.  Deductions taken under SUBLICENSE INCOME (e.g., future bona fide research, development and commercialization costs) also will be apportioned, as applicable.

COMPANY shall deliver to WHITEHEAD promptly a written report setting forth such apportionment.  In the event WHITEHEAD disagrees with the determination made by COMPANY, WHITEHEAD will so notify COMPANY within [***] days of receipt of COMPANY’S report and the parties shall meet to discuss and resolve such disagreement in good faith.  If the parties are unable to agree in good faith as to such fair-market values within [***] days, then the matter will be submitted in accordance with the dispute resolution process set forth in Article 14.  If COMPANY owes additional monies to WHITEHEAD after the conclusion of

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such process, COMPANY will have [***] days after the completion of such process to make such payment to WHITEHEAD.

(g)                                  No Multiple Royalties.  If the manufacture, use, lease, or sale of any LICENSED PRODUCT or the performance of any LICENSED PROCESS is covered by more than one of the PATENT RIGHTS, multiple royalties will not be due.

(h)                                 Equity.

(1)                                 Initial Grant.  COMPANY shall issue to WHITEHEAD a total of [***] shares of Common Stock of COMPANY, $0.001 par value per share, (the “Shares”) in the name of WHITEHEAD, which shares represent the equivalent to [***] of the capitalization of COMPANY on a Fully-Diluted Basis (as defined below), after giving effect to the sale of [***] in COMPANY equity, subject to WHITEHEAD and, to the extent WHITEHEAD has transferred such Shares, any of its transferees (the “Whitehead Holders”) entering into a representation letter in substantially the form attached hereto as Appendix C with respect to such issuance of shares to WHITEHEAD and the Whitehead Holders.

(2)                                 Participation in Future Private Equity Offerings.  After the EFFECTIVE DATE, WHITEHEAD will have the right to purchase additional shares of the COMPANY’S Capital Stock in any private offering by the COMPANY of such Capital Stock in exchange for cash, to maintain its pro rata ownership as calculated immediately prior to such offering on a Fully Diluted Basis, pursuant to the terms and conditions at least as favorable as those granted to the other offerees; provided, that the right set forth in this Section 4.1(h)(2) shall not apply with respect to the offer or issuance by COMPANY of (i) Exempted Securities (as such term is defined in the Certificate of Incorporation of COMPANY), (ii) shares of Capital Stock or Convertible Instruments issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction; (iii) shares of Capital Stock or Convertible Instruments issued pursuant to the acquisition of another corporation by the COMPANY by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement or (iv) shares of Capital Stock or Convertible Instruments issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic

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partnerships.  All rights granted pursuant to this Section 4.1(h)(2) will terminate immediately prior to the earliest of (i) a firm commitment underwritten public offering of the COMPANY’S Capital Stock resulting in gross proceeds to the COMPANY of at least [***], (ii) a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation or (iii) the date on which COMPANY has raised [***] in cash from its sale of its Capital Stock.  The right under this Section 4.1(h)(2) may only be assigned (and only with all related obligations) by WHITEHEAD to a transferee of the Shares that (i) is an AFFILIATE of WHITEHEAD, provided COMPANY is provided notice of such transfer; or (ii) is not an AFFILIATE of WHITEHEAD, provided COMPANY has provided its prior written consent to such transfer.

The following definitions will apply to this Section 4.1(h):

“Capital Stock” will mean any form of COMPANY’S capital stock.

“Convertible Instrument” will mean any instrument issued by COMPANY that is convertible into, or may be exercised in exchange for, any Capital Stock.

“Fully Diluted Basis” will mean the total number of issued and outstanding shares of the COMPANY’S Common Stock calculated to include conversion of all issued and outstanding securities convertible into Common Stock, the exercise of all then outstanding options and warrants to purchase shares of Common Stock, whether or not then exercisable, the conversion or exercise of all rights to purchase or acquire Common Stock, whether or not then convertible or exercisable, and will assume the issuance or grant of all securities reserved for issuance pursuant to any COMPANY stock or stock option plan in effect on the date of the calculation.

4.2                               Payments.

(a)                                 Method of Payment.  All payments under this Agreement should be made payable to “Whitehead Institute for Biomedical Research” and sent to WHITEHEAD’S address identified in Section 16.1.  Each payment should reference this Agreement (Reference:  “[***]”) and identify the obligation under this Agreement that the payment satisfies.

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(b)                                 Payments in U.S. Dollars.  All payments due under this Agreement will be drawn on a United States bank and will be payable in United States dollars.  Conversion of foreign currency to U.S. dollars will be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter of the applicable REPORTING PERIOD.  Such payments will be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted definition of NET SALES.  To the extent it has the legal right to do so and at the request of COMPANY, WHITEHEAD will assist COMPANY in reclaiming or seeking reimbursement of any amounts withheld under this Section 4.2(b) from the appropriate government, agency, or taxing authority.

(c)                                  Late Payments.  Any payments by COMPANY that are not paid on or before the date such payments are due under this Agreement will bear interest, to the extent permitted by law, at two percentage points above the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.

5.                                      REPORTS AND RECORD KEEPING

5.1                               Frequency of Reports.

(a)                                 Before FIRST COMMERCIAL SALE.  Prior to the FIRST COMMERCIAL SALE of any LICENSED PRODUCT or first commercial performance of any LICENSED PROCESS, COMPANY shall deliver reports to WHITEHEAD [***], within [***] days of the end of [***], containing information concerning the immediately preceding [***], as further described in Section 5.2.

(b)                                 Upon FIRST COMMERCIAL SALE or Commercial Performance of a LICENSED PROCESS.  COMPANY shall report to WHITEHEAD the date of FIRST COMMERCIAL SALE and the date of first commercial performance of a LICENSED PROCESS within [***] days of occurrence in each country.

(c)                                  After FIRST COMMERCIAL SALE.  After the FIRST COMMERCIAL SALE or first commercial performance of a LICENSED PROCESS, COMPANY shall

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deliver reports to WHITEHEAD within [***] days of the end of each REPORTING PERIOD, containing information concerning the immediately preceding REPORTING PERIOD, as further described in Section 5.2.

5.2                               Content of Reports and Payments.  Each report delivered by COMPANY to WHITEHEAD pursuant to Section 5.1 will contain at least the following information for the immediately preceding REPORTING PERIOD, as applicable; provided that, for any information required with respect to a SUBLICENSEE, COMPANY shall be deemed to fulfill its obligation under this Section 5.2 if it exercises commercially reasonable efforts to obtain such information:

(i)                                     the number of LICENSED PRODUCTS sold, leased or distributed by COMPANY, AFFILIATES, and SUBLICENSEES to independent third parties in each country;

(ii)                                  a description of LICENSED PROCESSES performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country as may be pertinent to a royalty accounting hereunder;

(iii)                               the gross price charged by COMPANY, AFFILIATES, and SUBLICENSEES for each LICENSED PRODUCT; and the gross price charged for each LICENSED PROCESS performed by COMPANY, AFFILIATES, and SUBLICENSEES in each country;

(iv)                              calculation of NET SALES for the applicable REPORTING PERIOD in each country, including a listing of applicable deductions;

(v)                                 total royalty payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion;

(vi)                              the amount of SUBLICENSE INCOME received by COMPANY from each SUBLICENSEE and the amount deliverable to WHITEHEAD from such SUBLICENSE INCOME, including an itemized breakdown of the sources of income comprising the SUBLICENSE INCOME;

(vii)                           the number of SUBLICENSE agreements entered into for the PATENT RIGHTS, LICENSED PRODUCTS, and/or LICENSED PROCESSES and (viii) achievement of any Milestones under Section 4.1(c) (and COMPANY shall pay the related milestone payments concurrently with the delivery of such report).

If no amounts are due for any REPORTING PERIOD, die report will so state.

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5.3                               Financial Statements.  On or before the [***] day following the COMPANY’S fiscal year end, COMPANY shall provide WHITEHEAD with COMPANY’S financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement, certified by COMPANY’S treasurer or chief financial officer or by an independent auditor.  During any time period in which COMPANY is required to make filings of its annual financial information with the SEC (as defined below), and such reports are available via a publicly accessible website, COMPANY shall not be required to actually deliver copies of the foregoing reports to WHITEHEAD.

5.4                               Record keeping.  COMPANY shall maintain, and shall cause its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to WHITEHEAD in relation to this Agreement, which records shall contain sufficient information to permit WHITEHEAD to confirm the accuracy of any reports delivered to WHITEHEAD and compliance in other respects with this Agreement.  The relevant party shall retain such records for at least [***] years following the end of the calendar year to which they pertain, during which time WHITEHEAD or WHITEHEAD’S appointed agents, will have the right, at WHITEHEAD’S expense, to inspect such records during normal business hours to verify any reports and payments made or compliance in other respects under this Agreement.  In the event that any audit performed under this Section 5.4 reveals an underpayment in excess of [***], COMPANY shall bear the full out-of-pocket cost of such audit and shall remit any amounts due to WHITEHEAD within [***] days of receiving notice thereof from WHITEHEAD.  In the event that any audit performed under this Section 5.4 reveals an overpayment, COMPANY may take the amount of any overpayment as a credit under this Agreement.

6.                                      PATENT PROSECUTION

6.1                               Responsibility for PATENT RIGHTS.  WHITEHEAD shall prepare, file, prosecute, and maintain all of the PATENT RIGHTS.  WHITEHEAD shall instruct counsel to copy COMPANY on all draft material correspondence and draft submissions relating to the PATENT RIGHTS so that COMPANY may review and comment on same.  COMPANY will have reasonable opportunities to advise WHITEHEAD regarding prosecution of the PATENT RIGHTS, and which, if any, of the PATENT RIGHTS shall be subject to patent term extension,

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supplementary protection certificate or similar extensions, and WHITEHEAD shall reasonably consider all comments from COMPANY.  WHITEHEAD shall not abandon, or otherwise elect to forego its rights in, any PATENT RIGHTS without COMPANY’S prior written consent, which consent shall not be unreasonably withheld.  COMPANY shall cooperate with WHITEHEAD in such filing, prosecution and maintenance.

6.2                               International (non-United States’! Filings.  Appendix B is a list of countries in which patent applications corresponding to the United States patent applications listed in Appendix A will be filed, prosecuted, and maintained.  Appendix B may be amended by mutual agreement of COMPANY and WHITEHEAD.

6.3                               Payment of Expenses.  Payment of all fees and costs, including attorneys* fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS will be the responsibility of COMPANY, whether such amounts were incurred before or after the EFFECTIVE DATE.  WHITEHEAD has incurred the following amounts for such patent-related fees and costs:

Patent Case	As of service date	Patent Expenses
[***]	December 31, 2015	[***]
[***]	December 30, 2015	[***]

COMPANY shall reimburse all amounts due pursuant to this Section 6.3 within [***] days of invoicing; late payments will accrue interest pursuant to Section 4.2(c).  In all instances, WHITEHEAD shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

7.                                      INFRINGEMENT

7.1                               Notification of Infringement.  Each party agrees to provide written notice to the other parties promptly after becoming aware of any infringement of the PATENT RIGHTS.

7.2                               Right to Prosecute Infringements.

(a)                                 COMPANY Right to Prosecute.  So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY, to the extent permitted by law, will have the right (but not the obligation),

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under its own control and at its own expense, to prosecute any third-party infringement of the PATENT RIGHTS in the FIELD in the TERRITORY, subject to Sections 7.4 and 7.5.  If required by law, WHITEHEAD shall permit any action under this Section to be brought in its name, including being joined as a party-plaintiff, provided that, as set forth in Section 7.6, COMPANY shall hold WHITEHEAD harmless from, and indemnify WHITEHEAD against, any reasonable out-of-pocket costs or expenses that WHITEHEAD incurs in connection with such action.

Prior to commencing any such action, COMPANY shall consult with WHITEHEAD and shall consider the views of WHITEHEAD regarding the advisability of the proposed action and its effect on the public interest.  COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section 7.2 without the prior written consent of WHITEHEAD, which consent shall not be unreasonably withheld, conditioned or delayed.

(b)                                 WHITEHEAD Right to Prosecute.  In the event that COMPANY is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within a reasonable time (no sooner than [***] months) after COMPANY first becomes aware of the basis for such action in writing from WHITEHEAD, WHITEHEAD will have the right, at its sole discretion, to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to WHITEHEAD.

7.3                               Declaratory Judgment Actions.  In the event that a PATENT CHALLENGE or any suit or action alleging that the PATENT RIGHTS are not infringed is brought against WHITEHEAD or COMPANY or any AFFILIATES or SUBLICENSEES by a third party, the subject party shall promptly notify the other parties in writing and COMPANY, at its option, and upon written notice to WHITEHEAD, shall have the right, but shall not be obligated, within [***] days after commencement of such action to take over the sole defense of the action at its own expense, subject to Sections 7.4 and 7.5.  If COMPANY does not exercise this right, WHITEHEAD may take over the sole defense of the action at WHITEHEAD’S sole expense, but shall not be obligated to do so.

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7.4                               Offsets.  COMPANY may offset a total of [***] of any expenses it incurs under Sections 7.2 and 7.3 against any payments due to WHITEHEAD under Article 4, provided that in no event will such payments under Article 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [***] in any REPORTING PERIOD.

7.5                               Recovery.  Any recovery obtained in an action brought by COMPANY under Sections 7.2 or 7.3 will be distributed as follows:

(i)                                     each party will be reimbursed for any expenses incurred in the action (including the amount of any royalty or other payments withheld from WHITEHEAD as described in Section 7.4);

(ii)                                  as to ordinary damages, such amounts shall be paid to COMPANY and deemed NET SALES hereunder, subject to payment of applicable royalties by COMPANY, and payment of applicable unpaid Milestone Payments (as though such milestones were achieved by COMPANY); and

(iii)                               as to special or punitive damages, the parties shall share equally in any award.

7.6                               Cooperation.  Each party agrees to cooperate in any action under this Article 7 which is controlled by any other party, provided that the controlling party reimburses the cooperating party promptly for any reasonable out-of-pocket costs and expenses incurred by the cooperating party in connection with providing such assistance.

7.7                               Right to Sublicense.  So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY will have the sole right to sublicense any alleged infringer in the FIELD in the TERRITORY for future use of the PATENT RIGHTS in accordance with the terms and conditions of this Agreement relating to sublicenses.  Any SUBLICENSE INCOME arising from such SUBLICENSE will be treated as set forth in Article 4.

8.                                      PATENT CHALLENGE

8.1                               In the event that COMPANY or AFFILIATES brings a PATENT CHALLENGE against WHITEHEAD, or COMPANY or AFFILIATES assists another party in bringing a

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PATENT CHALLENGE against WHITEHEAD (except as required under a court order or subpoena), WHITEHEAD, in its sole discretion, may terminate this Agreement immediately upon written notice to COMPANY without any liability and without any opportunity to cure by COMPANY.  COMPANY will have no right to recoup any royalties paid or other payments made during the period of challenge.

8.2                               In the event that SUBLICENSEE brings a PATENT CHALLENGE or assists another party in bringing a PATENT CHALLENGE against WHITEHEAD (except as required under a court order or subpoena), then WHITEHEAD may send a written demand to COMPANY to terminate such SUBLICENSE.  COMPANY agrees that it will, to the extent enforceable in accordance with applicable laws, terminate such SUBLICENSE within [***] days of its receipt of written notice by WHITEHEAD requesting such termination.  COMPANY will have no right to recoup any royalties paid or other payments made during the period of challenge.

8.3                               In the event that (a) COMPANY or AFFILIATES brings a PATENT CHALLENGE or assists another party in bringing a PATENT CHALLENGE against WHITEHEAD (except as required under a court order or subpoena) and WHITEHEAD does not terminate this Agreement; or (b) a SUBLICENSEE brings a PATENT CHALLENGE or assists another party in bringing a PATENT CHALLENGE against WHITEHEAD (except as required under a court order or subpoena) and COMPANY fails to terminate a SUBLICENSE to a SUBLICENSEE as required under Section 8.2 (except to the extent termination is unenforceable in accordance with applicable laws), then the following:

(i)                                     (A) solely with respect to Section 8.3(a), the license to PATENT RIGHTS granted under Section 2.1 will convert to a non-exclusive license upon notice from WHITEHEAD to COMPANY and the royalty rate payable to WHITEHEAD under Section 4.1(d) on NET SALES shall thereafter double, and (B) solely with respect to Section 8.3(b), (1) if the SUBLICENSE to PATENT RIGHTS had been granted to the applicable SUBLICENSEE under Section 2.1 on an exclusive basis, such SUBLICENSE will convert to a non-exclusive SUBLICENSE upon notice from WHITEHEAD to COMPANY, and (2) the royalty rate payable to WHITEHEAD under Section 4.1(d) on NET SALES by such SUBLICENSEE shall thereafter double;

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(ii)                                  COMPANY will have no right to recoup any royalties paid or other payments made during the period of the PATENT CHALLENGE; and

(iii)                               COMPANY shall reimburse WHITEHEAD for all reasonable out-of-pocket legal fees and expenses incurred in its defense against the PATENT CHALLENGE.

9.                                      INDEMNIFICATION AND INSURANCE

9.1                               Indemnification.

(a)                                 Indemnity.  COMPANY shall indemnify, defend, and hold harmless WHITEHEAD and its trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) incurred by or imposed upon any of the Indemnitees in connection with any claims, suits, investigations, actions, demands, or judgments brought by third parties arising out of or related to the exercise of any rights granted to COMPANY under this Agreement or any breach of this Agreement by COMPANY, except if arising out of or related to WHITEHEAD’S breach of this Agreement or any gross negligence or willful misconduct of any indemnitee.

(b)                                 Procedures.  The Indemnitees agree to provide COMPANY with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under Section 9.1(a) of this Agreement.  COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to the Indemnitees to defend against any such claim.  The Indemnitees shall cooperate fully with COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided however, that any Indemnitee will have the right to retain its own counsel, at the expense of COMPANY, if representation of such Indemnitee by the counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel.  COMPANY agrees to keep WHITEHEAD informed of the progress in the

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defense and disposition of such claim and to consult with WHITEHEAD with regard to any proposed settlement.

9.2                               Insurance.  At such time as any product, process, or service relating to, or developed pursuant to, this Agreement is being used in a human clinical trial, commercially distributed or sold by COMPANY or one of its AFFILIATES or SUBLICENSEES, COMPANY shall obtain and carry in full force and effect commercial general liability insurance, product liability, and errors and omissions insurance which will protect COMPANY and Indemnitees with respect to events covered by Section 9.1(a) above.  Such insurance will:

(i)                                     be issued by a reputable insurer licensed to practice in the Commonwealth of Massachusetts;

(ii)                                  list WHITEHEAD as an additional insured thereunder;

(iii)                               require no less than [***] days written notice to be given to WHITEHEAD prior to any non-renewal or cancellation thereof.

The limits of such insurance will not be less than [***] per occurrence with an aggregate of [***] for bodily injury, death or property damage; and [***] per occurrence with an aggregate of [***] for errors and omissions.  COMPANY shall, upon WHITEHEAD’S reasonable request, provide WHITEHEAD with Certificates of Insurance evidencing compliance with this Section 9.2.  COMPANY shall continue to maintain such insurance after the expiration or termination of this Agreement during any period in which COMPANY or any AFFILIATE or SUBLICENSEE continues (i) to make, use in human clinical trials, or sell a product that was a LICENSED PRODUCT under this Agreement or (ii) to perform a service that was a LICENSED PROCESS under this Agreement, and thereafter for a period of [***] years.

10.                               REPRESENTATIONS AND WARRANTIES

10.1                        WHITEHEAD represents that as of the EFFECTIVE DATE, it is the owner of all right, title, and interest in and to the PATENT RIGHTS (excluding future PATENT RIGHTS claiming inventions in the disclosures in Appendix D), and that it has the lawful right to grant the rights as set forth in this Agreement.

10.2                        Limitations.  EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH IN THIS AGREEMENT, WHITEHEAD MAKES NO REPRESENTATIONS OR

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WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.  Specifically, and not to limit the foregoing, WHITEHEAD makes no warranty or representation (i) regarding the validity or scope of the PATENT RIGHTS, and (ii) that the exploitation of the PATENT RIGHTS or any LICENSED PRODUCT or LICENSED PROCESS will not infringe any patents or other intellectual property rights of WHITEHEAD or of a third party.

IN NO EVENT SHALL COMPANY, WHITEHEAD, OR ANY OF THEIR RESPECTIVE TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATES OR AFFILIATED ENTITIES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, ARISING OUT OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH PERSON OR ENTITY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

11.                               ASSIGNMENT

COMPANY may assign its rights and obligations under this Agreement to an AFFILIATE or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or equity or that portion of its business to which this Agreement relates; provided however, that if the Agreement is assigned upon such merger, consolidation, or sale, the Agreement will immediately terminate if the proposed assignee has not agreed in writing to be bound by the terms and conditions of this Agreement within [***] days after the effective date of the assignment.

12.                               GENERAL COMPLIANCE WITH LAWS

12.1                        Compliance with Laws.  COMPANY shall comply with all local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of LICENSED PRODUCTS and LICENSED PROCESSES.

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12.2                        Export Control.  COMPANY, AFFILIATES, and SUBLICENSEES shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce.  Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries.  COMPANY hereby gives written assurance that it will comply with, and will cause its AFFILIATES and SUBLICENSEES to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its AFFILIATES or SUBLICENSEES, and that it will indemnify, defend, and hold WHITEHEAD harmless (in accordance with Section 9.1) for the consequences of any such violation.

12.3                        Non-Use of Name.  COMPANY, AFFILIATES and SUBLICENSEES shall not use the name of “Whitehead Institute for Biomedical Research” or any variation, adaptation, or abbreviation thereof, or any of its trustees, officers, faculty, students, employees (including [***], except as permitted under their separate consulting agreements between [***] and COMPANY effective on [***] and [***], and between [***] and COMPANY effective on [***] and [***]), or agents, or any trademark owned by WHITEHEAD or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of WHITEHEAD.  WHITEHEAD shall not use the name of “Rubius Therapeutics, Inc.”, “VL26, Inc.”, or any variation, adaptation, or abbreviation of either of the foregoing, or any of its directors, officers, employees or agents, or any trademark owned by COMPANY or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of COMPANY.  The foregoing notwithstanding, without the consent of WHITEHEAD, COMPANY may make (a) disclosures required by law, (b) factual statements during the TERM that COMPANY has a license from WHITEHEAD under one or more of the patents and/or patent applications comprising the PATENT RIGHTS, (c) disclosures of the terms of the Agreement to its or its AFFILIATE’S or affiliated entity’s directors, officers, employees, consultants, advisors and agents, or actual or potential licensors, licensees, sublicensees, acquirers, investors and financing sources; provided that, COMPANY shall bind them to reasonable confidentiality obligations.  In addition, COMPANY shall have the right to issue a press release upon execution of this Agreement and the achievement of any

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milestone, which will be reviewed and approved in advance by WHITEHEAD if WHITEHEAD is named in such press release and such naming is not required by law.

12.4                        Marking of LICENSED PRODUCTS.  To the extent commercially feasible and required by applicable patent laws, COMPANY shall mark, shall cause its AFFILIATES to mark and shall use commercially reasonable efforts to cause its SUBLICENSEES to mark, all LICENSED PRODUCTS that are manufactured or sold under this Agreement with the number of each issued patent under the PATENT RIGHTS that applies to such LICENSED PRODUCT.

13.                               TERMINATION

13.1                        Voluntary Termination by COMPANY.  COMPANY will have the right to terminate this Agreement in its entirety or in part, including on a patent-by-patent and country-by-country basis, for any reason, (i) upon at least [***] months prior written notice to WHITEHEAD, such notice to state the date at least [***] months in the future upon which termination is to be effective, and (ii) upon payment of all undisputed amounts due to WHITEHEAD through such termination effective date.

13.2                        Cessation of Business.  If COMPANY and all AFFILIATES and SUBLICENSEES cease to carry on its business related to this Agreement for a period in excess of six (6) months, WHITEHEAD will have the right to terminate this Agreement immediately upon written notice to COMPANY.

13.3                        Termination for Default.

(a)                                 Nonpayment.  In the event COMPANY fails to pay any amounts due and payable to WHITEHEAD hereunder, and fails to make such payments within [***] days after receiving written notice of such failure, WHITEHEAD may terminate this Agreement immediately upon written notice to COMPANY.

(b)                                 Material Breach.  In the event COMPANY commits a material breach of its obligations under this Agreement, except for breach as described in Section 13.3(a), and fails to cure that breach within [***] days after receiving written notice thereof,

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WHITEHEAD may terminate this Agreement immediately upon written notice to COMPANY.

(c)                                  Dispute Resolution.  For termination pursuant to Section 13.3(a) or 13.3(b), if COMPANY disputes in good faith that such breach entitles WHITEHEAD to terminate this Agreement, and COMPANY provides notice to WHITEHEAD of such dispute within the applicable cure period, such cure period shall be tolled while the process pursuant to Section 14 is conducted as described below, WHITEHEAD shall not have the right to terminate this Agreement unless and until a determination is reached in accordance with Section 14.3 that WHITEHEAD is entitled to terminate this Agreement and COMPANY fails to cure such breach prior to the later of (i) the remainder of the applicable cure period and (ii) the [***] day following such determination.  It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

13.4                        Effect of Termination.

(a)                                 Survival.  The following provisions shall survive the expiration or termination of this Agreement in its entirety:  Articles 1 (“Definitions”), 9 (“Indemnification and Insurance”), 10 (“Representations and Warranties”), 11 (“Assignment”), 14 (“Dispute Resolution”), 15 (“Confidentiality”), and 16 (“Miscellaneous”), and Sections 2.2 (last two sentences only), 4.1(d) (second sentence of second paragraph only, to the extent applicable as of the date of expiration or termination of this Agreement), 5.2 (obligation to provide a final report and related payment), 5.4 (“Record Keeping”), 12.2 indemnification for violation of export control laws), 12.3 (“Non-Use of Name”) and 13.4 (“Effect of Termination”).

(b)                                 Inventory.  Upon the early termination of this Agreement related to PATENT RIGHTS or parts thereof that cover LICENSED PRODUCTS, COMPANY, AFFILIATES, and SUBLICENSEES may complete and sell any work-in-progress and inventory of such LICENSED PRODUCTS that exist as of the effective date of termination, provided that:

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(i)                                     COMPANY pays WHITEHEAD the applicable running royalty or other amounts due on such sales of LICENSED PRODUCTS in accordance with the terms and conditions of this Agreement; and

(ii)                                  COMPANY, AFFILIATES, and SUBLICENSEES shall complete and sell all work-in-progress and inventory of such LICENSED PRODUCTS within [***] months after the effective date of termination.

(c)                                  Pre-termination Obligations.  In no event will termination of this Agreement release COMPANY, AFFILIATES, or SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

14.                               DISPUTE RESOLUTION

14.1                        Mandatory Procedures.  The parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Article, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement.  If any party fails to observe the procedures of this Article, as may be modified by their written agreement, the other parties may bring an action for specific performance of these procedures in any court of competent jurisdiction.

14.2                        Equitable Remedies.  Although the procedures specified in this Article are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, any party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

14.3                        Dispute Resolution Procedures.

(a)                                 Mediation.  In the event any dispute arising out of or relating to this Agreement remains unresolved within [***] days from the date the affected party informed the other parties of such dispute, any party may initiate mediation upon written notice to the other party (“Notice Date”), whereupon all parties shall be obligated to engage in a mediation proceeding under the then current Center for Public Resources (“CPR”) Model Procedure for Mediation of Business Disputes (http://www.cpradr.org), except that specific provisions of this Article will override inconsistent provisions of the

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CPR Model Procedure.  The mediator will be selected from the CPR Panels of Neutrals.  If the parties cannot agree upon the selection of a mediator within [***] business days after the Notice Date, then upon the request of any party, the CPR shall appoint the mediator.  The parties shall attempt to resolve the dispute through mediation until the first of the following occurs:

(i)                                     the parties reach a written settlement;

(ii)                                  the mediator notifies the parties in writing that they have reached an impasse;

(iii)                               the parties agree in writing that they have reached an impasse; or

(iv)                              the parties have not reached a settlement within [***] days after the Notice Date.

(b)                                 Trial Without Jury.  If the parties fail to resolve the dispute through mediation, or if no party elects to initiate mediation, each party will have the right to pursue any other remedies legally available to resolve the dispute, provided, however, that the parties expressly waive any right to a jury trial in any legal proceeding under this Article 14.

14.4                        Performance to Continue.  Each party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement; provided, however, that a party may suspend performance of its undisputed obligations during any period in which any other party fails or refuses to perform its undisputed obligations.  Nothing in this Article is intended to relieve COMPANY from its obligation to make undisputed payments pursuant to Articles 4 and 6 of this Agreement.

14.5                        Statute of Limitations.  The parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) will be tolled while the procedures set forth in Section 14.3(a) are pending.  The parties shall cooperate in taking any actions necessary to achieve this result.

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15.                               CONFIDENTIALITY

15.1                        Non-disclosure and Non-use.

(a)                                 All information disclosed by one party to the other party hereunder (“Information”) shall be maintained in confidence by the receiving party and shall not be disclosed to any third party or used for any purpose except as set forth herein without the prior written consent of the disclosing party, for a period of [***] years from disclosure of such information, except to the extent that such information:

(i)                                     is known by receiving party at the time of its receipt, and not through a prior disclosure by the disclosing party, as documented by the receiving party’s business records;

(ii)                                  is or becomes part of the public domain or generally known to the public through no fault of the receiving party;

(iii)                               is subsequently disclosed to the receiving party by a third party who may lawfully do so and is not under an obligation of confidentiality to the disclosing party;

(iv)                              is developed by the receiving party independently of Information received from the disclosing party, as documented by the receiving party’s business records;

(b)                                 Notwithstanding the foregoing, a party may disclose Information:

(i)                                     to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials or to market LICENSED PRODUCTS or LICENSED PROCESSES, provided however that such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations.

(ii)                                  deemed necessary by COMPANY to be disclosed to AFFILIATES, affiliated entities, SUBLICENSEES, agents, consultants, and/or other third parties for the research, development, manufacture and/or commercialization of a LICENSED PRODUCT or LICENSED PROCESS, and/or in connection with a licensing/sublicensing transaction and/or a permitted assignment under this Agreement, and/or loan, financing or investment and/or acquisition, merger, consolidation or similar transaction (or for such entities to determine their interest in performing such activities) in each case on the condition that any third party to whom such disclosures are made agree to be bound by a confidentiality agreement.

Information that is disclosed under 15.1(b)(i) or 15.1(b)(ii) shall remain otherwise subject to the confidentiality and non-use provisions hereof.

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15.2                        Judicial or Administrative Process.  If a party is required by judicial or administrative process to disclose Information that is subject to the non-disclosure provisions of this Section 15, such party, to the extent permitted by law, shall promptly inform the other party of the disclosure that is being sought in order to provide the other party an opportunity to challenge or limit the disclosure obligations.

Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions hereof, and the disclosing party, pursuant to law or court order, shall take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Information.

15.3                        SEC Filings.  Either party may publicly disclose the terms of this Agreement to the extent required, in the reasonable opinion of such party’s legal counsel, to comply with applicable laws, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”).  Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 15.3, the parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure, but such consultation shall not prevent a party from fulfilling its obligations under law.  If a party discloses this Agreement or any of the terms hereof in accordance with this Section 15.3, such party agrees, at its own expense, to seek confidential treatment of portions of this Agreement or such terms, as may be reasonably requested by the other party.

16.                               MISCELLANEOUS

16.1                        Notice.  Any notices required or permitted under this Agreement will be in writing, will specifically refer to this Agreement, and will be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the parties:

If to WHITEHEAD:
Whitehead Institute for Biomedical Research
9 Cambridge Center
Cambridge, MA 02142

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Attention:  Intellectual Property Office
Tel:  617-258-5000

If to COMPANY:
Rubius Therapeutics, Inc.
620 Memorial Drive, Suite 100 West
Cambridge, MA 02139
Attention:
Tel:

All notices under this Agreement will be deemed effective upon receipt.  A party may change its contact information immediately upon written notice to the other parties in the manner provided in this Section 16.1.

16.2                        Governing Law.  This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, will be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent will be determined by the law of the country in which the patent will have been granted.  The state and federal courts having jurisdiction over Cambridge, MA, U.S.A., provide the exclusive forum for any court action between the parties relating to this Agreement COMPANY submits to the jurisdiction of such courts and waives any claim that such court lacks jurisdiction over COMPANY or its AFFILIATES or constitutes an inconvenient or improper forum.

16.3                        Force Majeure.  No party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fire, explosion, flood, war, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

16.4                        Amendment and Waiver.  This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by all parties.  Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

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16.5                        Severability.  In the event that any provision of this Agreement will be held invalid or unenforceable for any reason, such invalidity or unenforceability will not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.  If the parties fail to reach a modified agreement within [***] days after the relevant provision is held invalid or unenforceable, then the dispute will be resolved in accordance with the procedures set forth in Article 14.  While the dispute is pending resolution, this Agreement will be construed as if such provision were deleted by agreement of the parties.

16.6                        Binding Effect.  This Agreement will be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

16.7                        Headings; Interpretation.  All headings are for convenience only and will not affect the meaning of any provision of this Agreement.  Except as otherwise explicitly specified to the contrary, (a) words in the singular or plural form include the plural and singular form, respectively; (b) unless the context requires a different interpretation, the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (c) the terms “including,” “include(s),” “such as,” “e.g.” and “for example” will be deemed to be followed by “without limitation”; and (d) “$” or “dollars” means U.S. Dollars.

16.8                        Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.  Notwithstanding the foregoing, WHITEHEAD and COMPANY entered into a Bilateral Nondisclosure Agreement, dated March 10, 2014, as amended on March 12,2014 (as amended, the “BNDA”), and such BNDA shall continue to apply with respect to information which was considered Confidential Information (as defined therein) as of the Effective Date.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

For WHITEHEAD		For COMPANY:

By:	/s/ Carla DeMaria	By:	/s/ Avak Kahvejian

Name: Carla DeMaria		Name: Avak Kahvejian

Title: Director of Intellectual Property		Title: President & CEO
& Sponsored Programs

Date:	January 29, 2016	Date:	January 29, 2016

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APPENDIX A

List of Patent Applications and Patents

[***]

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APPENDIX B

List of Countries (excluding United States) for which
PATENT RIGHTS Applications Will Be Filed. Prosecuted and Maintained

[***]

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APPENDIX C

RUBIUS THERAPEUTICS, INC.
620 Memorial Drive
Suite 100 West
Cambridge, MA 02139

Dear Sirs:

Pursuant to Section 4.1(h) of that certain EXCLUSIVE PATENT LICENSE AGREEMENT dated as of January 28, 2016 by and between WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH (“Whitehead”) and RUBIUS THERAPEUTICS, INC. (the “Company”), in connection with the issuance of the Shares (as defined in such Exclusive Patent License Agreement), Whitehead represents, warrants and covenants as follows:

1.                                      It is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

2.                                      It is acquiring the Shares for its own account for investment only, and not with a view to, or for sale in connection with, any “distribution” of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

3.                                      It can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

4.                                      It understands that (i) the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 or otherwise may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

5.                                      It further acknowledges and understands that the Company is under no obligation to register the Shares.  It understands that the certificate evidencing the Shares will be endorsed with the following legend, in addition to any legends that may be required by applicable law:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE

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REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.                                      It is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Very truly yours,

Whitehead Institute
for Biomedical Research

By:

Name:

Title:

Date:

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APPENDIX D

List of disclosures

1.                                      [***]

2.                                      [***]

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This FIRST AMENDMENT, effective as of December 12, 2017 (the “AMENDMENT EFFECTIVE DATE”), amends the Exclusive Patent License Agreement dated January 28, 2016 (the “LICENSE”), between the Whitehead Institute for Biomedical Research (“WHITEHEAD”) and Rubius Therapeutics, Inc. (“COMPANY”).

WHEREAS, WHITEHEAD and COMPANY wish to modify Appendix A of the LICENSE;

WHEREAS, WHITEHEAD and Tufts University having offices at 136 Harrison Avenue, Boston, Massachusetts 02111 (“TUFTS”) are co-owners of certain FIRST AMENDMENT PATENT RIGHTS, as later defined herein, relating to [***];

WHEREAS, WHITEHEAD and TUFTS entered into the Joint Invention Administration Agreement dated November 9, 2017 (WHITEHEAD Reference:  J7269), giving WHITEHEAD the right to grant licenses under said FIRST AMENDMENT PATENT RIGHTS;

WHEREAS, WHITEHEAD and TUFTS desire to have the PATENT RIGHTS developed and commercialized to benefit the public, and WHITEHEAD is willing to grant a license thereunder;

WHEREAS, COMPANY desires to add such FIRST AMENDMENT PATENT RIGHTS to the LICENSE.

NOW, THEREFORE, WHITEHEAD and COMPANY hereby agree as follows:

Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the LICENSE.

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1.             The following (hereinafter the “FIRST AMENDMENT PATENT RIGHTS”) is included under the definition of PATENT RIGHTS and is added to Appendix A of the LICENSE:

[***].

Appendix A of the LICENSE is deleted in its entirety and replaced with the Appendix A of this FIRST AMENDMENT, attached hereto.

2.             For the avoidance of doubt, per Section 6.3 of the LICENSE, payment of all fees and costs, including attorneys’ fees relating to the filing, prosecution, and maintenance of the FIRST AMENDMENT PATENT RIGHTS shall be the responsibility of COMPANY, whether such amounts were incurred before or after the AMENDMENT EFFECTIVE DATE.

3.             Section 2.5 (a) of the LICENSE is deleted in its entirety and replaced with the following:

(a)           WHITEHEAD.  WHITEHEAD retains the right to practice under the PATENT RIGHTS for research, teaching, and educational purposes including sponsored research and collaborations.  TUFTS retains the right to practice under the FIRST AMENDMENT PATENT RIGHTS for research, teaching, and educational purposes including sponsored research and collaborations.

4.             Section 2.5 (b) of the LICENSE is deleted in its entirety and replaced with the following:

(b)           Academic and Not-For-Profit Research Institutes.  WHITEHEAD retains the right to grant non-exclusive licenses to academic and not-for-profit research institutes to practice under the PATENT RIGHTS for research, teaching, and educational purposes only; excluding use in sponsored research.  TUFTS retains the right to grant non-exclusive licenses to academic and not-for-profit research institutes to practice under the FIRST AMENDMENT PATENT RIGHTS for research, teaching, and educational purposes only; excluding use in sponsored research.

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5.             Article 9 (INDEMNIFICATION AND INSURANCE) and Article 10 (REPRESENTATIONS AND WARRANTIES) of the LICENSE are deleted in their entirety and replaced with the following:

9.             INDEMNIFICATION AND INSURANCE

9.1          Indemnification.

(a)           Indemnity.  COMPANY shall indemnify, defend, and hold harmless WHITEHEAD, TUFTS, and their trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) incurred by or imposed upon any of the Indemnitees in connection with any claims, suits, investigations, actions, demands, or judgments brought by third parties arising out of or related to the exercise of any rights granted to COMPANY under this Agreement or any breach of this Agreement by COMPANY, except if arising out of or related to WHITEHEAD’S and/or TUFTS’s breach of this Agreement or any gross negligence or willful misconduct of any Indemnitee.

(b)           Procedures.  The Indemnitees agree to provide COMPANY with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under Section 9.1(a) of this Agreement.  COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to the Indemnitees to defend against any such claim.  The Indemnitees shall cooperate fully with COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided however, that any Indemnitee will have the right to retain its own counsel, at the expense of COMPANY, if representation of such Indemnitee by the counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel.  COMPANY agrees to keep WHITEHEAD and TUFTS informed of the progress in the defense and disposition of such claim and to consult with WHITEHEAD and TUFTS with regard to any proposed settlement.

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9.2          Insurance.  At such time as any product, process, or service relating to, or developed pursuant to, this Agreement is being used in a human clinical trial, commercially distributed or sold by COMPANY or one of its AFFILIATES or SUBLICENSEES, COMPANY shall obtain and carry in full force and effect commercial general liability insurance, product liability, and errors and omissions insurance which will protect COMPANY and Indemnitees with respect to events covered by Section 9.1(a) above.  Such insurance will:

(i)                                     be issued by a reputable insurer licensed to practice in the Commonwealth of Massachusetts;

(ii)                                  list WHITEHEAD and TUFTS as an additional insured thereunder;

(iii)                               require no less than [***] days written notice to be given to WHITEHEAD and TUFTS prior to any non-renewal or cancellation thereof.

The limits of such insurance will not be less than [***] per occurrence with an aggregate of [***] for bodily injury, death or property damage; and [***] per occurrence with an aggregate of [***] for errors and omissions.  COMPANY shall, upon WHITEHEAD’S or TUFTS’s reasonable request, provide WHITEHEAD or TUFTS with Certificates of Insurance evidencing compliance with this Section 9.2.  COMPANY shall continue to maintain such insurance after the expiration or termination of this Agreement during any period in which COMPANY or any AFFILIATE or SUBLICENSEE continues (i) to make, use in human clinical trials, or sell a product that was a LICENSED PRODUCT under this Agreement or (ii) to perform a service that was a LICENSED PROCESS under this Agreement, and thereafter for a period of [***] years.

10.          REPRESENTATIONS AND WARRANTIES

10.1        WHITEHEAD represents that as of the AMENDMENT EFFECTIVE DATE, it is the owner of all right, title, and interest in and to [***] and [***] of the PATENT RIGHTS, and it as the lawful right to grant the rights as set forth in this Agreement.  WHITEHEAD and TUFTS represent that as of the AMENDMENT EFFECTIVE DATE, they are the owners of all right, title, and interest in and to [***], and they have the lawful right to grant the rights as set forth in this Agreement.

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10.2        Limitations.  EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH IN THIS AGREEMENT, WHITEHEAD AND TUFTS MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.  Specifically, and not to limit the foregoing, WHITEHEAD and TUFTS make no warranty or representation (i) regarding the validity or scope of the PATENT RIGHTS, and (ii) that the exploitation of the PATENT RIGHTS or any LICENSED PRODUCT or LICENSED PROCESS will not infringe any patents or other intellectual property rights of WHITEHEAD, TUFTS, or of a third party.

IN NO EVENT SHALL COMPANY, WHITEHEAD, TUFTS, OR ANY OF THEIR RESPECTIVE TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATES OR AFFILIATED ENTITIES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, ARISING OUT OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH PERSON OR ENTITY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

6.             Section 12.3 (Non-Use of Name) of the LICENSE is deleted in its entirety and replaced with the following:

12.3        Non-Use of Name.  COMPANY, AFFILIATES, and SUBLICENSEES shall not use the name of “Whitehead Institute for Biomedical Research”, “Tufts University”, or any variation, adaptation, or abbreviation thereof, or any of its trustees, officers, faculty, students, employees (including [***], except as permitted under their separate consulting agreements between [***] and COMPANY effective on [***] and [***], and between [***] and COMPANY effective on [***] and [***]), or agents, or

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any trademark owned by WHITEHEAD, TUFTS, or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of WHITEHEAD or TUFTS, as applicable.  WHITEHEAD and TUFTS shall not use the name of “Rubius Therapeutics, Inc.”, “VL26, Inc.”, or any variation, adaptation, or abbreviation of either of the foregoing, or any of its directors, officers, employees or agents, or any trademark owned by COMPANY or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of COMPANY.  The foregoing notwithstanding, without the consent of WHITEHEAD or TUFTS, COMPANY may make (a) disclosures required by law, (b) factual statements during the TERM that COMPANY has a license from WHITEHEAD under one or more of the patents and/or patent applications comprising the PATENT RIGHTS, (c) disclosures of the terms of the Agreement to its or its AFFILIATE’S or affiliated entity’s directors, officers, employees, consultants, advisors and agents, or actual or potential licensors, licensees, sublicensees, acquirers, investors and financing sources; provided that, COMPANY shall bind them to reasonable confidentiality obligations.  In addition, COMPANY shall have the right to issue a press release upon execution of this Agreement and the achievement of any milestone, which will be reviewed and approved in advance by WHITEHEAD or TUFTS, if WHITEHEAD or TUFTS is named in such press release and such naming is not required by law.

7.             Section 16.1 (Notice) of the LICENSE is deleted in its entirety and replaced with the following:

16.1        Notice.  Any notices required or permitted under this Agreement will be in writing, will specifically refer to this Agreement, and will be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the parties:

If to WHITEHEAD:
Whitehead Institute for Biomedical Research
455 Main Street

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Cambridge, MA 02142
Attention:  Intellectual Property Office
Tel:  617-258-5000

If to TUFTS:
Tufts University
136 Harrison Avenue, 75K-950
Boston, MA 02111
Attention:  Office for Technology Licensing & Industry Collaboration

If to COMPANY:
Rubius Therapeutics, Inc.
325 Vassar St Suite 1A
Cambridge, MA 02139
Attention:  Legal Affairs

All notices under this Agreement will be deemed effective upon receipt.  A party may change its contact information immediately upon written notice to the other parties in the manner provided in this Section 16.1.

8.             Appendix D (List of disclosures) of the LICENSE is deleted in its entirety.

9.             As consideration for this Amendment, COMPANY shall pay WHITEHEAD a case addition fee of [***] within [***] days of the AMENDMENT EFFECTIVE DATE.  This payment is nonrefundable.

10.          The LICENSE, as amended hereby, is hereby ratified and confirmed in all respects and shall continue in full force and effect.  The LICENSE will, together with this FIRST AMENDMENT, be read and construed as a single instrument.  All other terms and conditions of the LICENSE are confirmed and remain in full force and effect.  This FIRST AMENDMENT shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

For WHITEHEAD		For COMPANY:

By:	/s/ Carla DeMaria	By:	/s/ Torben Straight Nissen

Name: Carla DeMaria		Name: Torben Straight Nissen

Title: Director of Intellectual Property		Title: President
& Sponsored Programs

Date:	December 12, 2017	Date:	December 12, 2017

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APPENDIX A

List of Patent Applications and Patents

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